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                                                                   Exhibit 10.7


                         REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement, effective as of March 18, 2002 (the "Agreement"), by and between Global Energy Group, Inc., a Delaware corporation maintaining its business office at 2346 Success Drive, Odessa Florida 33556 (the "Company"), an the individuals set forth on Exhibit "A" attached hereto (the "Shareholders").

                             BACKGROUND INFORMATION

         On November 1, 2001 and November 16, 2001, the Company issued a total of 1,966,061 shares of its common stock to the Shareholders in a private transaction, relying upon the transactional exemption set forth in Section 4(2) of the Securities Act of 1933, as amended. As such, the shares were restricted shares. The Company, on the terms and conditions set forth below, is willing to file a registration statement on Form SB-2 with the United States Securities and Exchange Commission and include in that registration statement certain shares held by the Shareholders. The Shareholders are desirous of having their shares registered. Accordingly, the parties agree as follows:


                              OPERATIVE PROVISIONS


         1. Registration Statement. The Company will file a registration statement on Form SB-2 with the United States Securities and Exchange Commission (the "Commission") as soon as practicable and will use its best efforts to file the registration statement on or before April 15, 2002. The Company will include in that registration statement the number of shares owned by the Shareholders and listed on Exhibit "A" attached hereto. The Shareholders listed on Exhibit "A' will be listed as selling shareholders in that registration statement and all of the shares listed on Exhibit "A" will be included in the registration statement. The offering contemplated by the registration statement will not be an underwritten offering. All expenses of the offering shall be borne by the Company, other than any selling expenses incurred by a Shareholder in connection with that Shareholder's disposition of his, her or its shares.

         2. Consideration. As consideration for the Company's agreement to register the Shareholders' shares, each Shareholder shall transfer to the Company the number of shares set forth opposite that persons name on Exhibit "B" attached hereto. The Shareholders shall deliver certificates and stock powers for such shares at the time this Registration Rights Agreement is executed.

         3. Company Obligations. The Company will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. The Company will notify each Shareholder, in writing promptly after the initial filing of the registration statement and thereafter provide reasonable notice as to the progress and completion thereof. The Company will also prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its reasonable efforts to cause each such amendment to become effective, as may be necessary to comply with the provisions of the Act with respect to the disposition of the shares covered by such registration statement. The Company will furnish each Shareholder with a reasonable number of copies of each prospectus filed with the Commission or other securities regulatory authority, whether by way of a preliminary registration statement or any pre- or post-effective amendment thereof, as well as such additional number of prospectuses and such other related documents as may be reasonably requested by a Shareholder in order to facilitate the disposition of the shares owned by him or it.

         The Company will notify the Shareholders at any time when a prospectus relating to the shares covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required on account of such event and use its reasonable efforts to cause each such amendment and supplement to become effective; and keep such registration effective until all sales or distributions of the shares are completed, provided that the Company shall not be obligated to keep such registration in effect for more than nine months.

         4. Shareholder Obligations. The Shareholders agree to furnish to the Company such information regarding himself or itself, the shares held by him or it, and the intended method of disposition of such securities as shall be required to effect the registration of the shares.

         5.       Expenses of Registration: Except as otherwise provided in
Section 1 above, all expenses incurred in connection with any registration effected by the Company pursuant to this Agreement, including all registration and filing fees, fees and expenses of complying with federal and state securities laws, printing expenses, fees and disbursements of counsel for the Company and all expenses of any special audits incidental to or required by such registration (collectively, the "Registration Expenses") shall be borne by the Company, provided that each Shareholder shall be responsible for the commissions, if any, relating to the shares sold by such Shareholder and any attorneys' fees or costs of counsel retained by the Shareholder.

         6. Indemnification by the Company. The Company will indemnify and hold harmless the Shareholder and any person or entity engaged by the Shareholder to sell the Shareholder's shares, and each person, if any, who controls the such persons or entities within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (collectively, a "Shareholder Indemnitee"), against any losses, claims, damages, or liabilities (or actions, proceedings, or settlements in respect thereof) (joint or several) to which a Shareholder Indemnitee may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions, proceedings, or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company will also reimburse a Shareholder Indemnitee for any legal or other expenses reasonably incurred by such Shareholder Indemnitee in connection with investigating, defending, and settling any such loss, claim, damage, liability, or action.

         The indemnity agreement contained in this Section 6 shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Shareholder Indemnitee for any loss, claim, damage, liability, or action (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of the Shareholder or any agent of the Shareholder, or controlling person of either; or (ii) in the case of a sale directly by the Shareholder (including a sale of such shares through any broker-dealer retained by the Shareholder to engage in a distribution solely on behalf of the Shareholder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Shareholder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the shares to the person asserting any such loss, claim, damage, or liability in any case where such delivery is required by the Act.

         7. Indemnification by the Shareholders. Each Shareholder will indemnify and hold harmless the Company, each of its employees, officers, directors or persons who control the Company within the meaning of the 1934 Act, and each agent or underwriter for the Company or any other person or entity engaged by the Company to sell the Company securities offered in the registration statement, or any of their respective directors, officers, partners, agents, employees or control persons (collectively, a "Company Indemnitee"), against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such Company Indemnitee


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may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of the Shareholder expressly for use in connection with such registration; and each Shareholder will reimburse any legal or other expenses reasonably incurred by a Company Indemnitee in connection with investigating or defending any such loss, claim, damage, liability, or action.

         The indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any loss, claim damage, liability, or action if such settlement is effected without the consent of the indemnifying shareholder, which consent shall not be unreasonably withheld nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the shareholder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage, or liability in any case where such delivery is required by the Act.

         8        Indemnification Procedure.

         a. Promptly after receipt by an indemnified party under Sections 6 and 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the indemnified and indemnifying parties, provided that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests (as reasonably determined by either party) between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under Sections 6 or 7, respectively, to the extent of such prejudice, but the failure to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under Sections 6 or 7, respectively.

         a. The obligations of the Company and the shareholder under Sections 6 and 7, respectively, shall survive the completion of any offering of shares made pursuant to this Agreement.

         a. The amount paid or payable by a party as a result of the losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) referred to in Sections 6 and 7 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         9        Miscellaneous Provisions:

         a. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) at their respective addresses specified in this Agreement; or (ii) to such other address as the party shall have furnished in writing in


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


accordance with the provisions of this Section 9(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification hereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 9(a) shall be deemed given at the time of receipt thereof.

         b. Binding Agreements: Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees, successors and assigns of the respective parties hereto.

         c. Amendment: No amendment, modification or alteration of the terms of this Agreement shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

         d. Severability: Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

         e. Headings: The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

         f. Application of Florida Law; Venue: This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for any legal action which may be brought hereunder shall be deemed to lie in Hillsborough County, Florida.

         g. Consent to Jurisdiction: The Shareholders irrevocably consent to the jurisdiction of the courts of the State of Florida and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement.

         h. Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         i. Legal Fees and Costs: If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party(ies).

         IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first written above.


                                    GLOBAL ENERGY GROUP, INC.


                                    By:
                                       ----------------------------------------
                                       Richard E. Wiles, President


                                    THE SHAREHOLDERS


                                    -------------------------------------------
                                    Print Name:
                                               --------------------------------
                                    Street Address:
                                                   ----------------------------

                                    -------------------------------------------
                                    Facsimile No:
                                                 ------------------------------

                                   EXHIBIT A
                                     TO THE
                           GLOBAL ENERGY GROUP, INC.
                         REGISTRATION RIGHTS AGREEMENT
                              DATED MARCH 18, 2002


Shareholder                                               Number of Shares to be Registered
Premier Ventures, Inc.                                              52,800
TBC Investments, Inc.                                               35,200
Contracts Consultants International, Inc.                           35,200
Daedalus Consulting, Inc.                                           35,200
R.J. Diamond Consulting, Inc.                                       35,200
Robert J. Smith                                                    440,000
Sommer & Schneider, LLP                                              8,000
Stacy L. Bagley                                                    403,200
Susan Coyne                                                        520,049
      TOTAL                                                      1,564,849
                                                                 =========

                                   EXHIBIT B
                                     TO THE
                           GLOBAL ENERGY GROUP, INC.
                         REGISTRATION RIGHTS AGREEMENT
                              DATED MARCH 18, 2002


Shareholder                                               Number of Shares to be Registered
Premier Ventures, Inc.                                               13,200
TBC Investments, Inc.                                                 8,800
Contracts Consultants International, Inc.                             8,800
Daedalus Consulting, Inc.                                             8,800
R.J. Diamond Consulting, Inc.                                         8,800
Robert J. Smith                                                     110,000
Sommer & Schneider, LLP                                               2,000
Stacy L. Bagley                                                     100,800
Susan Coyne                                                         103,012
            TOTAL                                                   391,212
                                                                    =======